Exhibit 99.1

SPECIAL MEETING OF SHAREHOLDERS OF BURKE & HERBERT FINANCIAL SERVICES CORP. March 25, 2026 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. ------------------ ---------------- 00030003000000000000 8 032526 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access. 1. To approve the Agreement and Plan of Merger, dated as of December 18, 2025, by and between Burke & Herbert Financial Services Corp. and LINKBANCORP, Inc., and the other transactions contemplated by the merger agreement, with Burke & Herbert surviv-ing, pursuant to which LNKB will merge with and into Burke & Herbert as more fully described in the accompanying joint proxy statement/prospectus. 2. To adjourn the Burke & Herbert special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Burke & Herbert merger proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to holders of Burke & Herbert common stock. Note: Consummation of the merger and other transactions contemplated by the merger agreement is not conditioned on Proposal 2. IF THIS PROXY IS PROPERLY SIGNED AND IS NOT REVOKED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF ALL PROPOSALS. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. FOR AGAINST ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 BURKE & HERBERT FINANCIAL SERVICES CORP. Proxy for Special Meeting of Shareholders on March 25, 2026 For holders of record as of February 9, 2026 PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF BURKE & HERBERT FINANCIAL SERVICES CORP. The undersigned hereby appoints David P. Boyle and Roy E. Halyama, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the special meeting of the shareholders of Burke & Herbert Financial Services Corp. to be held via the internet on March 25, 2026, at 8:00 AM Eastern Time, or any adjournments or postpone-ments of the meeting, upon the matters set forth in the notice of special meeting and proxy statement, receipt of which is hereby acknowledged, as follows: (Continued and to be signed on the reverse side.) 1.1

SPECIAL MEETING OF SHAREHOLDERS OF BURKE & HERBERT FINANCIAL SERVICES CORP. March 25, 2026 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ------------------ ---------------- COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - {Insert web address where material will be hosted} INTERNET - Access www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM Eastern Time the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030003000000000000 8 032526 1. To approve the Agreement and Plan of Merger, dated as of December 18, 2025, by and between Burke & Herbert Financial Services Corp. and LINKBANCORP, Inc., and the other transactions contemplated by the merger agreement, with Burke & Herbert surviv-ing, pursuant to which LNKB will merge with and into Burke & Herbert as more fully described in the accompanying joint proxy statement/prospectus. 2. To adjourn the Burke & Herbert special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Burke & Herbert merger proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to holders of Burke & Herbert common stock. Note: Consummation of the merger and other transactions contemplated by the merger agreement is not conditioned on Proposal 2. IF THIS PROXY IS PROPERLY SIGNED AND IS NOT REVOKED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF ALL PROPOSALS. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. FOR AGAINST ABSTAIN